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                      GT GLOBAL THEME FUNDS: ADVISOR CLASS

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997
                  SUPPLANTING SUPPLEMENT DATED APRIL 28, 1997

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THE  FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GLOBAL INFRASTRUCTURE PORTFOLIO AND GT GLOBAL TELECOMMUNICATIONS FUND ("TELECOMMUNICATIONS FUND"):

Derek H. Webb is a Portfolio Manager for the Global Infrastructure Portfolio. Mr. Webb has been Head of the Theme Funds since December 1996, and a Portfolio Manager for Chancellor LGT Asset Management, Inc. (the "Manager") since 1994. From 1992 to 1994, Mr. Webb was an Analyst for the Manager. Michael J. Mahoney remains the other Portfolio Manager for the Global Infrastructure Portfolio.

Michael J. Mahoney is the Portfolio Manager for the Telecommunications Fund. Mr. Mahoney has been a Portfolio Manager of the Fund since 1993, and was an Investment Analyst for the Manager from 1991 to 1993.

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THESX708                                                          August 6, 1997